Exhibit 1.01

Conflict Minerals Report

This is the Conflict Minerals Report (“CMR”) for RADA Electronic Industries Ltd. (“RADA”, “we” or “our”), filed with the SEC pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1, 2020 to December 31, 2020. The Rule was adopted by the SEC to implement reporting and disclosure requirements related to Conflict Minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on the Securities and Exchange Commission (the “SEC”) registrants whose manufactured products contain Conflict Minerals that are necessary to the functionality or production of their products. “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold ("3TG") for the purposes of this assessment.

As permitted by the Rule and the SEC, this report has not been subject to an independent private sector audit.

Company Overview

We are an Israel based global defense electronics company. We specialize in the development, manufacture, marketing and sales of tactical land radars for defense forces and for critical infrastructure protection applications, and military avionics for manned and unmanned aircraft.

Supply Chain and Product Overview

The 3TG conflict minerals which are deemed necessary to the functionality of our products:

•	Tin is used for electronic components soldering.

•	Tantalum is used in various capacitors.

•	Tungsten used in our products in 2020.

•	Gold is used for internal wiring in components, as coating in Printed Wiring Boards (PWB's) and mechanical parts.

RCOI

In order to conduct a Reasonable Country of Origin Inquiry ("RCOI") on the source or origin of conflict minerals that are necessary to the functionality or production of our products, we adopted the OECD Due Diligence Guidelines for responsible supply chain of minerals from Conflict –Affected and High-Risk Area, to determine RCOI.

In accordance with the Rule, we undertook due diligence on the source and chain of custody of the Conflict Minerals that were necessary to the functionality or production of its products during 2020. There is significant overlap between our RCOI efforts and our due diligence measures performed.

Due Diligence

Management Commitment

Our Conflict Minerals control team, first assigned in 2013, has taken the following measures:

Reaffirmed the Conflict Mineral Policy and communicated it in our internet website and to our suppliers. Our policy can be accessed at: https://www.rada.com/governance

a.	The policy emphasizes our commitment to the control of the conflict minerals, including measures to be taken against suppliers that fail to report properly.

b.	Monitored the action and progress of the program.

Conflict Minerals Control program

a.	The conflict minerals control team consists of:

1.	Quality Management - Team Leader

2.	Senior Buyer - Team member

3.	Components Engineer - Team Member

b.	Program steps and status:

No.	Activity	Status	Notes
1.	Communicate to manufacturers their requirement to report the status of 3TG minerals usage in their products.	Letter and report templates were sent to manufacturers
2.	Risk Analysis	We have analyzed the supply chain tiers, identifying the potential high-risk manufacturers. (“High risk” means that they have not provided the required data, or have provided erroneous information)	Repeated requests were sent to the “high risk” manufacturers.
3.	Gather and analyze information	Data received from manufacturers in form of EICC CMRT Excel reports was analyzed and accumulated into the CMR.	About 81% of the manufacturers provided the data in an analyzable format. Others have sent only policy and oral declarations.
4.	Study and updates	Attended Seminars and Webinars on the subject and following updates minerals originated in the Covered Countries (countries defined as having an internationally recognized border with DRC and include Angola, Burundi, Central African Republic, Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia), and if so, whether the 3TG minerals were from recycled or scrap sources, financed conflict in the Covered Countries or did not finance conflict in the Covered Countries. Therefore, as explained, we have not been able to identify all of the facilities from which our 3TG Suppliers sourced the 3TG minerals. Based on the results of our due diligence thus far, we believe it is likely that years of engagement and communication of expectations through many tiers of the supply chain will be necessary before information returned to downstream companies, such as ours, may be considered accurate and complete.

Improvement Plan

Subject to requirements pursuant to the Rule, we are taking and will continue to take the following steps to improve the due diligence conducted to further mitigate risk that the necessary conflict minerals in our products could directly or indirectly benefit or finance armed groups in the Covered Countries:

a.          Including a conflict minerals clause in all new and renewing supplier contracts.

b.          Continuing to drive our suppliers to obtain current, accurate, and complete information about the smelters in their supply chain.

c.          Follow up in 2021 on smelters requiring risk mitigation, but not removal from our supply chain.

Cautionary Statement about Forward-Looking Statements

Statements in this Conflict Minerals Report, which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements, including statements related to our compliance efforts and expected actions. These forward-looking statements are subject to various risks, uncertainties and assumptions, including, among other things, our customers’ requirements to use certain suppliers, our suppliers’ responsiveness and cooperation with our due diligence efforts, our ability to implement improvements in our conflict minerals program and our ability to identify and mitigate related risks in our supply chain. It is possible that the COVID-19 shut-down has also impacted the quality and number of supplier responses to our conflict minerals inquiries. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see our other filings with the Securities and Exchange Commission, including our Annual Report on Form 20-F for the year ended December 31, 2020. We caution that undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Annex I

Metal (*)	Smelter Name (*)	Smelter Country (*)
Tungsten		JAPAN
Tungsten		BRAZIL
Tungsten		BRAZIL
Tungsten		VIET NAM
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		UNITED STATES OF AMERICA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		UNITED STATES OF AMERICA
Tungsten		CHINA
Tungsten		GERMANY
Tungsten		GERMANY
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		RUSSIAN FEDERATION
Tungsten		JAPAN
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		RUSSIAN FEDERATION
Tungsten		UNITED STATES OF AMERICA
Tungsten		UNITED STATES OF AMERICA
Tungsten		REPUBLIC OF KOREA
Tungsten		TAIWAN, PROVINCE OF CHINA

Tungsten		CHINA
Tungsten		VIET NAM
Tungsten		RUSSIAN FEDERATION
Tungsten		UNITED STATES OF AMERICA
Tungsten		RUSSIAN FEDERATION
Tungsten		VIET NAM
Tungsten		PHILIPPINES
Tungsten		CHINA
Tungsten		VIET NAM
Tungsten		RUSSIAN FEDERATION
Tungsten		AUSTRIA
Tungsten		AUSTRIA
Tungsten		REPUBLIC OF KOREA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten		CHINA
Tungsten	A.L.M.T Corp.	JAPAN
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	HC Starck GmbH	GERMANY
Tungsten	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Co Ltd	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	KYORITSU GOKIN CO.,LTD.	JAPAN
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Nippon Yakin Kogyo Co., Ltd.	JAPAN
Tungsten	Plansee Group	AUSTRIA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Williams Brewster	UNITED STATES OF AMERICA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co. Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Works Import and Export Co.	CHINA

Tin	VIET NAM
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	UNITED STATES OF AMERICA
Tin	CHINA
Tin	JAPAN
Tin	VIET NAM
Tin	BOLIVIA (PLURINATIONAL STATE)
Tin	BOLIVIA (PLURINATIONAL STATE)
Tin	BRAZIL
Tin	POLAND
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	CHINA
Tin	INDONESIA
Tin	CHINA
Tin	RWANDA
Tin	CHINA
Tin	BRAZIL
Tin	MALAYSIA
Tin	BRAZIL
Tin	INDONESIA
Tin	UNITED STATES OF AMERICA
Tin	BELGIUM
Tin	SPAIN
Tin	BRAZIL
Tin	PERU
Tin	JAPAN
Tin	MALAYSIA
Tin	CHINA
Tin	THAILAND
Tin	PHILIPPINES

Tin		BOLIVIA (PLURINATIONAL STATE)
Tin		BOLIVIA (PLURINATIONAL STATE)
Tin		MYANMAR
Tin		INDIA
Tin		INDONESIA
Tin		INDONESIA
Tin		INDONESIA
Tin		INDONESIA
Tin		INDONESIA
Tin		INDONESIA
Tin		INDONESIA
Tin		BRAZIL
Tin		TAIWAN, PROVINCE OF CHINA
Tin		BRAZIL
Tin		BRAZIL
Tin		VIET NAM
Tin		THAILAND
Tin		UNITED STATES OF AMERICA
Tin		VIET NAM
Tin		BRAZIL
Tin		BRAZIL
Tin		BRAZIL
Tin		CHINA
Tin		CHINA
Tin	5N Plus	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Aim Solder	Israel
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN, PROVINCE OF CHINA
Tin	American Iron and Metal	CANADA
Tin	An Xin Xian Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Balver Zinn - Josef Jost GmbH & Co.KG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooper Santa	BRAZIL
Tin	Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	CRM Synergies	SPAIN
Tin	CV Ayi Jaya	INDONESIA
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Duta Putra Banka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA

Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dr-ing. Max SchloetterGMBH & Co Ltd KG	GERMANY
Tin	Electroloy Metal Co. Ltd	CHINA
Tin	Eximetal S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Geju Zili Metallurgy Co.	CHINA
Tin	Gold Bell Group	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangdong Anson tin products Manufacturing Co., Ltd.	CHINA
Tin	Guo dong copper manufacturing Co .	CHINA
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Deutschland GmbH & Co. KG	GERMANY
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	IMPAG Group	SWITZERLAND
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Jiangyinshi Yizheng Mechnaics Co,.Ltd	CHINA
Tin	Kinross Gold Corporation	RUSSIAN FEDERATION
Tin	KOBE STEEL, LTD.	JAPAN
Tin	Kovohute Pribram nastupnicka, a. s.	CZECHIA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	LS-NIKKO Copper Inc.	REPUBLIC OF KOREA
Tin	Menara Cipta Mulia	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallo Chimique	BELGIUM
Tin	METALLUM Metal Trading AG	SWITZERLAND
Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA
Tin	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	Poongsan	REPUBLIC OF KOREA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA

Tin	PT Bukit Timah	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Indra Eramult Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajawali Rimba Perkasa	INDONESIA
Tin	PT Rajehan Ariq	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Samhwa non-ferrorus Metal ind.co.ltd	REPUBLIC OF KOREA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shen Mao Solder	CHINA
Tin	Sigma Group	CHINA
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Tin	Tongding Metal Material Co., Ltd.	CHINA
Tin	Traxys	FRANCE
Tin	UNI BROS METAL PTE LTD	SINGAPORE
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Westfalenzinn	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Zhejiang Asia General Solsering&Brazing Material Co.,Ltd	CHINA

Tantalum		JAPAN
Tantalum		CHINA
Tantalum		UNITED STATES OF AMERICA
Tantalum		UNITED STATES OF AMERICA
Tantalum		UNITED STATES OF AMERICA
Tantalum		CHINA
Tantalum		CHINA
Tantalum		JAPAN
Tantalum		UNITED STATES OF AMERICA
Tantalum		CHINA
Tantalum		THAILAND
Tantalum		GERMANY
Tantalum		UNITED STATES OF AMERICA
Tantalum		JAPAN
Tantalum		GERMANY
Tantalum		GERMANY
Tantalum		CHINA
Tantalum		CHINA
Tantalum		CHINA
Tantalum		CHINA
Tantalum		CHINA
Tantalum		CHINA
Tantalum		MEXICO
Tantalum		BRAZIL
Tantalum		INDIA
Tantalum		BRAZIL
Tantalum		JAPAN
Tantalum		CHINA
Tantalum		ESTONIA
Tantalum		NORTH MACEDONIA
Tantalum		NORTH MACEDONIA
Tantalum		UNITED STATES OF AMERICA
Tantalum		BRAZIL
Tantalum		CHINA
Tantalum		RUSSIAN FEDERATION
Tantalum		JAPAN
Tantalum		UNITED STATES OF AMERICA
Tantalum		KAZAKHSTAN
Tantalum		CHINA
Tantalum		CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA

Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Group	GERMANY
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Niotan	UNITED STATES OF AMERICA
Tantalum	Nippon Metals & Mining	CHINA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Posco	REPUBLIC OF KOREA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co. Ltd	CHINA
Gold		ITALY
Gold		UNITED STATES OF AMERICA
Gold		UNITED STATES OF AMERICA
Gold		UGANDA
Gold		JAPAN
Gold		UNITED ARAB EMIRATES
Gold		GERMANY
Gold		UZBEKISTAN
Gold		BRAZIL
Gold		SWITZERLAND
Gold		JAPAN
Gold		CANADA
Gold		UNITED STATES OF AMERICA
Gold		JAPAN
Gold		TURKEY
Gold		SOUTH AFRICA
Gold		INDIA
Gold		GERMANY
Gold		INDIA
Gold		PHILIPPINES
Gold		SWEDEN
Gold		GERMANY
Gold		COLOMBIA
Gold		MEXICO
Gold		CANADA
Gold		SWITZERLAND
Gold		INDIA
Gold		ITALY
Gold		CHINA

Gold	CHINA
Gold	JAPAN
Gold	CHINA
Gold	GERMANY
Gold	UNITED ARAB EMIRATES
Gold	REPUBLIC OF KOREA
Gold	GERMANY
Gold	JAPAN
Gold	REPUBLIC OF KOREA
Gold	REPUBLIC OF KOREA
Gold	JAPAN
Gold	JAPAN
Gold	JAPAN
Gold	UNITED ARAB EMIRATES
Gold	ZIMBABWE
Gold	UNITED ARAB EMIRATES
Gold	INDIA
Gold	UNITED STATES OF AMERICA
Gold	GHANA
Gold	CHINA
Gold	CHINA
Gold	CHINA
Gold	CHINA
Gold	CHINA
Gold	REPUBLIC OF KOREA
Gold	GERMANY
Gold	CHINA
Gold	CHINA
Gold	GERMANY
Gold	CHINA
Gold	CHINA
Gold	REPUBLIC OF KOREA
Gold	CHINA
Gold	UNITED ARAB EMIRATES
Gold	JAPAN
Gold	TURKEY
Gold	ITALY
Gold	INDIA
Gold	JAPAN
Gold	CHINA
Gold	CHINA
Gold	RUSSIAN FEDERATION
Gold	RUSSIAN FEDERATION
Gold	JAPAN
Gold	UNITED ARAB EMIRATES
Gold	KAZAKHSTAN

Gold	KAZAKHSTAN
Gold	UNITED STATES OF AMERICA
Gold	POLAND
Gold	JAPAN
Gold	REPUBLIC OF KOREA
Gold	INDIA
Gold	KYRGYZSTAN
Gold	RUSSIAN FEDERATION
Gold	SAUDI ARABIA
Gold	CHINA
Gold	CHINA
Gold	ANDORRA
Gold	REPUBLIC OF KOREA
Gold	REPUBLIC OF KOREA
Gold	CHINA
Gold	BRAZIL
Gold	UNITED STATES OF AMERICA
Gold	JAPAN
Gold	SWITZERLAND
Gold	CHINA
Gold	SINGAPORE
Gold	CHINA
Gold	SWITZERLAND
Gold	UNITED STATES OF AMERICA
Gold	MEXICO
Gold	JAPAN
Gold	JAPAN
Gold	INDIA
Gold	MALAYSIA
Gold	NEW ZEALAND
Gold	RUSSIAN FEDERATION
Gold	TURKEY
Gold	TURKEY
Gold	UZBEKISTAN
Gold	REPUBLIC OF KOREA
Gold	JAPAN
Gold	AUSTRIA
Gold	AUSTRIA
Gold	JAPAN
Gold	RUSSIAN FEDERATION
Gold	RUSSIAN FEDERATION
Gold	SWITZERLAND
Gold	UNITED STATES OF AMERICA
Gold	CHINA
Gold	CHILE
Gold	RUSSIAN FEDERATION
Gold	INDONESIA

Gold	SWITZERLAND
Gold	UNITED STATES OF AMERICA
Gold	SOUTH AFRICA
Gold	CHINA
Gold	NETHERLANDS
Gold	CANADA
Gold	FRANCE
Gold	UNITED STATES OF AMERICA
Gold	ITALY
Gold	CZECHIA
Gold	INDIA
Gold	REPUBLIC OF KOREA
Gold	REPUBLIC OF KOREA
Gold	GERMANY
Gold	SPAIN
Gold	CHINA
Gold	CHINA
Gold	CHINA
Gold	CHINA
Gold	INDIA
Gold	CHINA
Gold	TAIWAN, PROVINCE OF CHINA
Gold	RUSSIAN FEDERATION
Gold	TAIWAN, PROVINCE OF CHINA
Gold	INDIA
Gold	LITHUANIA
Gold	SUDAN
Gold	JAPAN
Gold	REPUBLIC OF KOREA
Gold	ITALY
Gold	JAPAN
Gold	CHINA
Gold	JAPAN
Gold	CHINA
Gold	BELGIUM
Gold	KAZAKHSTAN
Gold	REPUBLIC OF KOREA
Gold	BRAZIL
Gold	BELGIUM
Gold	THAILAND
Gold	BELGIUM
Gold	UNITED STATES OF AMERICA
Gold	SWITZERLAND
Gold	AUSTRALIA
Gold	GERMANY
Gold	JAPAN
Gold	JAPAN

Gold		JAPAN
Gold		CHINA
Gold		CHINA
Gold	Accurate Refining Group	UNITED STATES OF AMERICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Bauer Walser AG	GERMANY
Gold	China National Gold Group Corporation	CHINA
Gold	Codelco	CHILE
Gold	Daejin Indus Co., Ltd.	REPUBLIC OF KOREA
Gold	DaeryongENC	REPUBLIC OF KOREA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	E-CHEM Enterprise Corp	CHINA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Ferro Corporation	UNITED STATES OF AMERICA
Gold	Harmony Gold Refining	SOUTH AFRICA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Precious Metals North America (HPMN)	UNITED STATES OF AMERICA
Gold	Hon Hai	TAIWAN
Gold	Hutti Gold Mines Company Limited (HGML)	INDIA
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Korea Metal Co., Ltd.	REPUBLIC OF KOREA
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	London Bullion Market Association	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	MK Electron co., Ltd.	REPUBLIC OF KOREA
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Ohio Precious Metals, LLC	UNITED STATES OF AMERICA
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	Plansee Group	AUSTRIA
Gold	Precious Metals Sales Corp	UNITED STATES
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	ScotiaMocatta, The Bank of Nova Scotia	CHINA
Gold	Shandong Zhongkuang Group Co.,Ltd.	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shenzhen Municipal Public Security Bureau	CHINA
Gold	Shenzhen Tiancheng Chemical Co, Ltd	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Suzhou Xingrui Noble Metal Material Co., Ltd.	CHINA
Gold	Tai zhou chang san Jiao electron Co.,Ltd.	CHINA
Gold	Technic, Inc.	UNITED STATES OF AMERICA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Wuxi Middle Treasure	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA